SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2015 (November 6, 2015)

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2015, Vincent D. Mattera, Jr. vacated the position of Chief Operating Officer (“COO”) of II-VI Incorporated (the “Company”), effective immediately, and will continue to serve as the Company’s President. The Board of Directors of the Company has left a vacancy in the COO position and the Company is actively seeking a candidate to fill the vacancy. Dr. Mattera will continue to fulfill the duties of the position on an interim basis until the vacancy is filled.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Shareholders on November 6, 2015 (the “Annual Meeting”). As of the record date of September 2, 2015, there were 63,517,692 shares of common stock outstanding and entitled to vote at the meeting. A total of 57,242,813 shares were present in person or by proxy at the Annual Meeting, or 90.1% of the total shares outstanding.

(b) At the Annual Meeting, the shareholders elected Vincent D, Mattera, Jr., Marc Y.E. Pelaez and Howard H. Xia as Class One Directors to serve until the Company’s 2018 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Vincent D. Mattera, Jr.

For	Against	Abstain	Broker Non-Votes
47,230,365	1,544,086	30,597	8,427,765

Marc Y.E. Pelaez

For	Against	Abstain	Broker Non-Votes
46,400,042	2,380,254	34,752	8,427,765

Howard H. Xia

For	Against	Abstain	Broker Non-Votes
47,789,240	988,091	37,717	8,427,765

At the Annual Meeting, the shareholders approved a non-binding advisory proposal regarding the Company’s executive compensation (“Proposal 2”). Proposal 2 received the following votes:

For	Against	Abstain	Broker Non-Votes
28,823,827	19,467,922	523,299	8,427,765

Pursuant to the vote on this non-binding advisory proposal, the Compensation Committee has taken under advisement certain elements of the compensation design, which may change within this performance year.

At the Annual Meeting, the shareholders approved the II-VI Incorporated Second Amended and Restated 2012 Omnibus Incentive Plan (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
47,398,414	1,324,744	91,890	8,427,765

At the Annual Meeting, the shareholders ratified the Audit Committee’s selection of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ended June 30, 2016 (“Proposal 4”). Proposal 4 received the following votes:

For	Against	Abstain	Broker Non-Votes
55,506,261	207,316	1,529,236	—

A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: November 10, 2015	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 9, 2015